Series Number:  1
For period ending 9/30/15

48)	Investor, A, C & R
First $1 billion 0.650%
Next $1 billion 0.598%
Next $3 billion 0.568%
Next $5 billion 0.548%
Next $15 billion 0.535%
Next $25 billion 0.533%
Over $50 billion 0.533%

Institutional
First $1 billion 0.450%
Next $1 billion 0.398%
Next $3 billion 0.368%
Next $5 billion 0.348%
Next $15 billion 0.335%
Next $25 billion 0.333%
Over $50 billion 0.333%



72DD)       1. Total income dividends for which record date passed during the period
                                Investor Class        		12,125
                                Institutional Class           	730
                  2.  Dividends for a second class of open-end company shares
                                A Class            	    	1,834
                                C Class             	    	79
		        	R Class                    	51

73A)          1. Dividends from net investment income
                                Investor Class			$0.1247
   	                    Institutional Class  		$0.1355
                  2. Dividends for a second class of open-end company shares
                                A Class  			$0.1112
		        	C Class   			$0.0706
		        	R Class				$0.0976


74U)          1. Number of shares outstanding (000's omitted)
                		Investor Class         		95,561
                		Institutional Class   		5,541

                 2. Number of shares outstanding of a second class of open-end
		company shares (000's omitted)
                			A Class                 8,306
                                    	C Class	       		1,073
					R Class	       		552

74V)         1. Net asset value per share (to nearest cent)
                		Investor Class         		$10.77
                		Institutional Class   		$10.77

                 2. Net asset value per share of a second class of open-end
		company shares (to nearest cent)
                 			A Class              	$10.77
                                    	C Class	   		$10.78
                			R Class	   		$10.77

Series Number:  6
For period ending 9/30/15

48)	Investor, A, C & R
First $1 billion 0.570%
Next $1 billion 0.518%
Next $3 billion 0.488%
Next $5 billion 0.468%
Next $15 billion 0.455%
Next $25 billion 0.453%
Over $50 billion 0.453%

Institutional
First $1 billion 0.370%
Next $1 billion 0.318%
Next $3 billion 0.288%
Next $5 billion 0.268%
Next $15 billion 0.255%
Next $25 billion 0.253%
Over $50 billion 0.253%



72DD)      1. Total income dividends for which record date passed during the
		period
                                Investor Class        		6,243
                                Institutional Class           	2,204
                 2.  Dividends for a second class of open-end company shares
                                A Class            	  	998
                                C Class             	    	13
		        	R Class                   	21



73A)          1. Dividends from net investment income
                                Investor Class			$0.0961
   	                    Institutional Class  		$0.1073
                  2. Dividends for a second class of open-end company shares
                                A Class  			$0.0821
		        	C Class   			$0.0401
		        	R Class				$0.0681


74U)          1. Number of shares outstanding (000's omitted)
                		Investor Class          	65,461
                		Institutional Class    		20,177

                  2. Number of shares outstanding of a second class of
		open-end company shares (000's omitted)
                		A Class                   	12,776
                                C Class	       			326
				R Class	       			305

74V)          1. Net asset value per share (to nearest cent)
                		Investor Class        		$11.20
                		Institutional Class   		$11.20

                  2. Net asset value per share of a second class of open-end
		company shares (to nearest cent)
                 		A Class               		$11.20
                                C Class	   			$11.20
                		R Class	   			$11.20

Series Number:  7
For period ending 9/30/15

48)	Investor, A, C & R
First $1 billion 0.570%
Next $1 billion 0.518%
Next $3 billion 0.488%
Next $5 billion 0.468%
Next $15 billion 0.455%
Next $25 billion 0.453%
Over $50 billion 0.453%

Institutional
First $1 billion 0.370%
Next $1 billion 0.318%
Next $3 billion 0.288%
Next $5 billion 0.268%
Next $15 billion 0.255%
Next $25 billion 0.253%
Over $50 billion 0.253%


72DD)       1. Total income dividends for which record date passed during
		the period
                                Investor Class        		4,924
                                Institutional Class           	4,200
                  2.  Dividends for a second class of open-end company shares
                                A Class            		422
                                C Class             	    	-
		        	R Class                   	13


73A)           1. Dividends from net investment income
                                Investor Class			$0.0339
   	                    	Institutional Class  		$0.0440
                   2. Dividends for a second class of open-end company shares
                                A Class  			$0.0213
		        	C Class   			-
		        	R Class				$0.0086


74U)          1. Number of shares outstanding (000's omitted)
                		Investor Class         		139,124
                		Institutional Class   		93,003

                  2. Number of shares outstanding of a second class of open-end
		company shares (000's omitted)
                		A Class                  	17,930
                                C Class	       			1,566
				R Class	       			1,522

74V)         1. Net asset value per share (to nearest cent)
                		Investor Class        		$11.42
                		Institutional Class   		$11.41

                 2. Net asset value per share of a second class of open-end
		company shares (to nearest cent)
                 		A Class               		$11.38
                                C Class	   			$11.38
                		R Class	   			$11.43

Series Number:  9
For period ending 9/30/15

48)	Investor, A, C & R
First $1 billion 0.650%
Next $1 billion 0.598%
Next $3 billion 0.568%
Next $5 billion 0.548%
Next $15 billion 0.535%
Next $25 billion 0.533%
Over $50 billion 0.533%

Institutional
First $1 billion 0.450%
Next $1 billion 0.398%
Next $3 billion 0.368%
Next $5 billion 0.348%
Next $15 billion 0.335%
Next $25 billion 0.333%
Over $50 billion 0.333%

72DD)       1. Total income dividends for which record date passed during
		the period
                                Investor Class        		633
                                Institutional Class           	130
                  2.  Dividends for a second class of open-end company shares
                                A Class            	    	31
                                C Class             	      	-
		        	R Class                      	-


73A)          1. Dividends from net investment income
                                Investor Class			$0.0256
   	                    	Institutional Class  		$0.0353
                  2. Dividends for a second class of open-end company shares
                                A Class  			$0.0135
		        	C Class   			-
		        	R Class				-


74U)         1. Number of shares outstanding (000's omitted)
                		Investor Class         		24,234
                		Institutional Class       	3,366

                 2. Number of shares outstanding of a second class of open-end
		company shares (000's omitted)
                		A Class                 	2,156
                        	C Class				82
				R Class	            		69

74V)         1. Net asset value per share (to nearest cent)
                		Investor Class         		$9.66
                		Institutional Class   		$9.67

                 2. Net asset value per share of a second class of open-end
		company shares (to nearest cent)
                 		A Class               		$9.67
                                C Class	   			$9.42
                		R Class	   			$9.62